Exhibit 10.41

                                   ZANE SELLIS
                               4223 BELL BOULEVARD
                                     APT. 2R
                                BAYSIDE, NY 11361



Oct. 28, 2003

SLS International, Inc.
3119 S. Scenic Ave.
Springfield, Mo. 65807
Attn. John Gott

Re. Consulting Services Agreement

Mr. Gott,

I, Zane Sellis,, per this agreement, wish to offer my consulting services to SLS International for a period of two years. I am involved extensively in the Entertainment Industry and it is my intention to promote the SLS company and it's products to our business associates and clients.

For our services I wish to be compensated 3,226 shares of Restricted common stock of SLS International, Inc. (SITI), payable upon signing of this agreement. Please issue my certificate in the following name:

Name   Zane Sellis                       Social Security #
    ---------------                                       --------------------


If this agreement is approved by you and your Board of Directors I will begin my services immediately after the receipt of the stock certificate.


Sincerely,



--------------------
Zane Sellis